Exhibit 10.18

REGISTRATION RIGHTS AGREEMENT

by and among AMERICOLD REALTY TRUST

and

THE SHAREHOLDERS OF THE COMPANY SIGNATORIES HERETO

Dated: [●], 2018

i

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated [●], 2018, and effective as of the Effective Time, is by and among (a) Americold Realty Trust, a Maryland real estate investment trust (“Americold”), (b) Yucaipa (as defined below), (c) the GSCP Shareholders (as defined below), (d) the Fortress Investor (as defined below) and (e) the Yucaipa Investor (as defined below).

RECITALS

WHEREAS, Americold is currently undertaking an underwritten initial public offering (“IPO”) of shares of its Common Shares (as defined below); and

WHEREAS, Americold, Yucaipa, the GSCP Shareholders, the Fortress Investor and the Yucaipa Investor desire to enter into this Agreement contingent on and effective as of the closing of the IPO.

NOW THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND RULES OF CONSTRUCTION

1.1    Definitions.

“Additional Piggyback Rights” has the meaning set forth in Section 2.2(b).

“Affiliate” of any particular Person means any other Person Controlling, Controlled by or under common Control with such particular Person. For purposes of this Agreement, none of the Company or its Subsidiaries shall be deemed to be an Affiliate of Yucaipa or the GSCP Shareholders, and no Person shall be deemed an Affiliate of any other, by virtue of the existence of the Company or any of its Subsidiaries or by virtue of its participation therein.

“Assign” means to directly or indirectly sell, transfer, assign, distribute, exchange, pledge, hypothecate, mortgage, grant a security interest in, encumber or otherwise dispose of Registrable Securities, whether voluntarily or by operation of law, including by way of a merger. “Assignor,” “Assignee,” “Assigning” and “Assignment” have meanings corresponding to the foregoing.

“automatic shelf registration statement” has the meaning set forth in Section 2.4.

“Board” means the Board of Trustees of the Company.

“Business Day” means any day, other than a Saturday, Sunday or a day on which banking institutions in New York City are authorized or obligated by law or executive order to close.

“Claims” has the meaning set forth in Section 2.9(a).

“Common Equity” means the Common Shares and any and all securities of any kind whatsoever of the Company which may be issued after the date hereof in respect of, or in exchange for, such common shares of the Company pursuant to a merger, consolidation, stock split, stock dividend or recapitalization of the Company or otherwise.

“Common Equity Equivalents” means all options, warrants and other securities convertible into, or exchangeable or exercisable for (at any time or upon the occurrence of any event or contingency and without regard to any vesting or other conditions to which such securities may be subject) shares of Common Equity or other equity securities of the Company (including, without limitation, the Warrants, any note or debt security convertible into or exchangeable for Common Equity, or other equity securities of the Company).

“Common Shares” means the common shares of beneficial interest of the Company, par value $0.01 per share.

“Company” means Americold, any Subsidiary of Americold, and any successor to Americold.

“Control”, “Controlling” or “Controlled” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor, or otherwise. For purposes of this definition, a general partner or managing member of a Person shall always be considered to Control such Person.

“Coordination Committee” has the meaning ascribed to such term in the Shareholders Agreement.

“Demand Exercise Notice” has the meaning set forth in Section 2.1(a).

“Demand Registration” has the meaning set forth in Section 2.1(a).

“Demand Registration Request” has the meaning set forth in Section 2.1(a).

“Effective Time” has the meaning set forth in Section 5.6.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, as the same may be amended from time to time.

“Expenses” means any and all fees and expenses incident to the Company’s performance of or compliance with Article II, including, without limitation: (i) SEC, stock exchange or FINRA and all other registration and filing fees and all listing fees and fees with respect to the inclusion of securities on the New York Stock Exchange or on any other U.S. or non-U.S. securities market on which the Common Equity is or may be listed or quoted, (ii) fees and expenses of compliance with state securities or “blue sky” laws and in connection with the preparation of a “blue sky” survey, including, without limitation, reasonable fees and expenses of outside “blue sky” counsel, (iii) word processing, printing and copying expenses (including, without limitation, expenses of printing certificates for the Registrable Securities in a form eligible for deposits with The Depositary Trust Company and of printing any prospectus or free writing prospectus), (iv) messenger and delivery expenses, (v) expenses incurred in connection with any road show, (vi) fees and disbursements of counsel for the Company, (vii) with respect to each registration or underwritten offering, the reasonable fees and disbursements of one counsel for the Participating Holder(s) and one counsel for GSCP or any GSCP Shareholder(s), (viii) fees and disbursements of all independent public accountants (including the expenses of any audit/review and/or “cold comfort” letter and updates thereof) and fees and expenses of other Persons, including special experts, retained by the Company, (ix) fees and expenses payable to a Qualified Independent Underwriter (but expressly excluding any underwriting discounts and commissions), (x) fees and expenses of any transfer agent or custodian, (xi) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities, including fees and disbursements of underwriters and reasonable fees and expenses of counsel for the underwriters in connection with any filing with or review by FINRA and (xii) expenses for securities law liability insurance and, if any, rating agency fees.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Fortress Assignment” has the meaning set forth in Section 4.1(a).

“Fortress Investor” means CF Cold LP, a Delaware limited partnership.

“Fortress Registrable Securities” has the meaning set forth in Section 4.1(a).

“Fortress Transfer” has the meaning set forth in Section 4.1(a).

“Fund Investor Underwriting” has the meaning set forth in Section 2.1(k).

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, including with respect to taxes, in each case whether federal, state, local or foreign.

“GSCP” means the GSCP Shareholders, collectively.

“GSCP Shareholders” means GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GSCP VI Offshore IceCap Investment, L.P. and GSCP VI GmbH IceCap Investment, L.P., IceCap2 Holdings, L.P. and any Affiliate of any of the foregoing that holds Registrable Securities at the relevant time.

“Holder” or “Holders” means the GSCP Shareholders, Yucaipa or any transferee of Registrable Securities to whom any Person who is a party to this Agreement shall Assign any rights hereunder in accordance with Section 5.5.

“Initiating Holder(s)” has the meaning set forth in Section 2.1(a).

“IPO” has the meaning set forth in the Recitals.

“Litigation” means any claim, action, suit, audit, investigation, inquiry, proceeding or Governmental Authority investigation.

“Majority Participating Holders” means Participating Holders holding more than 50% of the Registrable Securities proposed to be included in any registration or offering of Registrable Securities by such Participating Holders pursuant to Section 2.1 or Section 2.2.

“Manager” has the meaning set forth in Section 2.1(g).

“NASD” means the National Association of Securities Dealers, Inc.

“Opt-Out Request” has the meaning set forth in Section 5.18.

“Participating Holders” means all Holders of Registrable Securities which are proposed to be included in any registration or offering of Registrable Securities pursuant to Section 2.1 or Section 2.2.

“Partner Distribution” has the meaning set forth in Section 2.1(d).

“Person” means any individual, partnership, corporation, limited liability company, unincorporated organization or association, estate, trust (including the trustees thereof, in their capacity as such) or other entity.

“Piggyback Shares” has the meaning set forth in Section 2.3(a)(iv).

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of NASD Conduct Rule 2720.

“Registrable Securities” means (a) any shares of Common Equity held by the Holders at any time (including those held as a result of, or issuable upon, the conversion or exercise of Common Equity Equivalents), whether now owned or acquired by the Holders at a later time, (b) any shares of Common Equity issued or issuable, directly or indirectly in exchange for or with respect to the Common Equity referenced in clause (a) above by way of stock dividend, stock split or combination of shares or in connection with a reclassification, recapitalization, merger, share exchange or conversion, consolidation or other reorganization and (c) any securities issued in replacement of or exchange for any securities described in clause (a) or (b) above. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (A) a registration statement with respect to the sale of such securities shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (B) such securities shall have been sold (other than in a privately negotiated sale in which the transferring Holder’s rights under this Agreement are assigned to the transferee of such securities to the extent permitted under this Agreement) in compliance with the requirements of Rule 144 under the Securities Act, as such Rule 144 may be amended (or any successor provision thereto), or (C) such securities shall cease to be outstanding.

“Rule 144” and “Rule 144A” have the meaning set forth in Section 5.2.

“SEC” means the U.S. Securities and Exchange Commission.

“Section 2.3(a) Sale Number” has the meaning set forth in Section 2.3(a).

“Section 2.3(b) Sale Number” has the meaning set forth in Section 2.3(b).

“Section 2.3(c) Sale Number” has the meaning set forth in Section 2.3(c).

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC issued under such Act, as they may from time to time be in effect.

“Shareholders Agreement” means the Shareholders Agreement dated as of the date hereof and effective as of the Effective Time, by and among the Company, Yucaipa, the GSCP Shareholders, Charm Progress Investment Limited, the Fortress Investor and the Yucaipa Investor, as may be amended from time to time.

“Shelf Registrable Securities” has the meaning set forth in Section 2.1(i).

“Shelf Registration Statement” has the meaning set forth in Section 2.1(i).

“Shelf Underwriting” has the meaning set forth in Section 2.1(i).

“Shelf Underwriting Notice” has the meaning set forth in Section 2.1(i).

“Shelf Underwriting Request” has the meaning set forth in Section 2.1(i).

“Subsidiary” means with respect to any Person, (i) any corporation, partnership or other Person of which shares of capital stock or other ownership interests having ordinary voting power to elect a majority of the board of directors or other similar managing body of such corporation, partnership or other Person are at the time owned or Controlled by such first Person, or (ii) the management of which is otherwise Controlled, directly or indirectly, through one or more intermediaries by such first Person.

“Valid Business Reason” has the meaning set forth in Section 2.1(b)(iii).

“Warrants” means the warrants to purchase 11,197,634 Common Shares and 7,376,634 Common Shares issued to Yucaipa, as amended, as may be adjusted from time to time in compliance with the Shareholders Agreement.

“WKSI” has the meaning set forth in Section 2.4.

“Yucaipa” means YF ART Holdings, L.P. and any Affiliate of YF ART Holdings, L.P. that holds Registrable Securities at the relevant time.

“Yucaipa Assignment” has the meaning set forth in Section 4.2(a).

“Yucaipa Investor” means YF ART Holdings Aggregator LLC, a Delaware limited liability company.

“Yucaipa Registrable Securities” has the meaning set forth in Section 4.2(a).

“Yucaipa Transfer” has the meaning set forth in Section 4.2(a).

ARTICLE II

REGISTRATION RIGHTS

2.1    Demand Registrations.

(a)    After the Effective Time, if any of GSCP or Yucaipa wishes to provide the Company with a written request that the Company file a registration statement with respect to Registrable Securities (a “Demand Registration Request,” and the registration so requested is referred to herein as a “Demand Registration,” and the sender(s) of such request or any similar request pursuant to this Agreement shall be known as the “Initiating Holder(s)”), such Initiating Holder(s) shall consult with the Coordination Committee prior to providing such Demand Registration Request.

(b)    If the Company shall receive from an Initiating Holder, at any time and from time to time after the Effective Time, a Demand Registration Request, then the Company shall, within five (5) days of the receipt thereof, give written notice (the “Demand Exercise Notice”) of such request to all Holders, and subject to the limitations of this Section 2.1, use its commercially reasonable efforts to effect, as soon as practicable, the registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 thereunder if so requested and if the Company is then eligible to use such a registration) of all Registrable Securities that the Holders request to be registered. The Demand Registration Request shall specify if it is a demand registration of a type described in Section 2.1(k). The Company shall not be obligated to take any action to effect any Demand Registration:

(i)    after it has effected (A) two (2) Demand Registrations in the aggregate for GSCP (it being understood that if a single Demand Registration Request is delivered by more than one GSCP Shareholder, the registration requested by such Demand Registration Request shall constitute only one Demand Registration), and (B) four (4) Demand Registrations for Yucaipa, in each case inclusive of any Fund Investor Underwritings requested by an Initiating Holder that are not a Shelf Underwriting or a block trade Shelf Underwriting;

(ii)    within ninety (90) days after a Demand Registration pursuant to this Section 2.1 that has been declared or ordered effective;

(iii)    if the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, any registration of Registrable Securities should not be made or continued (or sales under a shelf registration statement should be suspended) because such registration (or continued sales under a shelf registration statement) would materially interfere with a material financing, acquisition, corporate reorganization or merger or other material transaction or event involving the Company or any of its Subsidiaries (a “Valid Business Reason”), then (x) the Company may postpone filing a registration statement relating to a Demand Registration Request (or suspend sales under an existing shelf registration statement) until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty-five (45) days after the date the Board determines a Valid Business Reason exists and (y) in case a registration statement has been filed relating to a Demand Registration Request, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may cause such registration statement to be withdrawn and its effectiveness terminated or may postpone amending or supplementing such registration statement until five (5) Business Days after such Valid Business Reason no longer exists, but in no event for more than forty–five (45) days after the date the Board determines a Valid Business Reason exists; and the Company shall give written notice to the Participating Holders of its determination to postpone or withdraw a registration statement or suspend sales under a shelf registration statement and of the fact that the Valid Business Reason for such postponement, withdrawal or suspension no longer exists, in each case, promptly after the occurrence thereof; provided, however, that the Company shall not defer its obligation in this manner more than once in any twelve (12) month period; or

(iv)    in an amount less than the lesser of (x) the amount of Registrable Securities that have an anticipated offering price, net of any underwriting discounts or commissions, of $50,000,000 or (ii) the amount of Registrable Securities then held by the Initiating Holder.

If the Company shall give any notice of postponement, withdrawal or suspension of any registration statement pursuant to clause 2.1(b)(iii) above, the Company shall not, during the period of postponement, withdrawal or suspension, register any Common Equity, other than pursuant to a registration statement on Form S-4 or S-8 (or an equivalent registration form then in effect). Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company that the Company has determined to withdraw any registration statement pursuant to clause 2.1(b)(iii) above, such Holder will discontinue its disposition of Registrable Securities pursuant to such registration statement and, if so directed by the Company, will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession of the prospectus covering such offering of Registrable Securities that was in effect at the time of receipt of such notice. If the Company shall have withdrawn or prematurely terminated a registration statement filed pursuant to a Demand Registration (whether pursuant to clause 2.1(b)(iii) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new registration statement covering the Registrable Securities covered by the withdrawn registration statement and such registration statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of withdrawal or postponement of a registration statement, the Company shall, not later than five (5) Business Days after the Valid Business Reason that caused such withdrawal or postponement no longer exists (but in no event later than forty-five (45) days after the date of the postponement or withdrawal), use its commercially reasonable efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed registration statement in accordance with Section 2.1 (unless the Initiating Holders shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to clause 2.1(b)(iii).

(c)    The Company, subject to Sections 2.3 and 2.6, shall include in a Demand Registration (x) the Registrable Securities of the Initiating Holders and (y) the Registrable Securities of any other Holder of Registrable Securities, which shall have made a written request to the Company for inclusion in such registration pursuant to Section 2.2 (which request shall specify the maximum number of Registrable Securities intended to be disposed of by such Participating Holder) within thirty (30) days after the receipt of the Demand Exercise Notice.

(d)    The Company shall, as expeditiously as possible, but subject to the limitations set forth in this Section 2.1, use its commercially reasonable efforts to (x) effect such registration under the Securities Act as soon as reasonably practicable (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution, including a distribution to, and resale by, the members or partners of a Holder (a “Partner Distribution”) and (y) if requested by the Majority Participating Holders, obtain acceleration of the effective date of the registration statement relating to such registration.

(e)    Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder, including filing a prospectus supplement naming the Holders, partners, members and shareholders to the extent required by law, to effect such Partner Distribution.

(f)    No Demand Registration shall be deemed to have occurred for purposes of Section 2.1 (i) if the registration statement relating thereto (x) does not become effective, (y) is not maintained effective for a period of at least one hundred eighty (180) days after the effective date thereof (or, with respect to a Shelf Registration Statement, three (3) years) or such shorter period during which all Registrable Securities included in such registration statement have actually been sold (provided, however, that such period shall be extended for a period of time equal to the period during which the Holders of Registrable Securities refrain from selling any securities included in such registration statement at the request of the Company or an underwriter of the Company) or (z) is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, (ii) if the method of disposition is a firm commitment underwritten public offering and any of the applicable Registrable Securities have not been sold pursuant thereto or (iii) if the conditions to closing specified in any underwriting agreement, purchase agreement or similar agreement entered into in connection with the registration relating to such request are not satisfied (other than as a result of a default or breach thereunder by the Initiating Holders) or are otherwise not waived by the Initiating Holders.

(g)    In connection with any Demand Registration, the Holders holding a majority of the Registrable Securities to be included in such Demand Registration shall have the right to designate the lead managing underwriter (any lead managing underwriter for the purposes of this Agreement, the “Manager”) in connection with any underwritten offering pursuant to such registration and each other managing and non-managing underwriter for such underwritten offering; provided, that in each case, each such Manager and each other managing and non-managing underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld, conditioned or delayed.

(h)    If so requested by the Company, all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting in accordance with Section 2.1(g).

(i)    Upon a Demand Registration Request made in accordance with Section 2.1, at any time following such time as the Company shall have become eligible to file a shelf registration statement on Form S-3 in accordance with Rule 415 under the Securities Act (such registration statement, a “Shelf Registration Statement”), (i) the Company shall use its best efforts to file a Shelf Registration Statement on Form S-3 in accordance with Rule 415 under the Securities Act and to effect and maintain in effect a Shelf Registration Statement on Form S-3 in accordance with this Section 2.1(i) (including, if requested by a Holder, filing a replacement registration statement upon expiration of such Shelf Registration Statement), (ii) such Shelf Registration Statement shall provide for an offer to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act relating to the offer and sale, from time to time, of all of those Registrable Securities held by the Holders that are requested to be registered on such Shelf Registration Statement, (iii) the method of distribution set forth in the shelf registration shall allow for sales pursuant to an underwritten offering and such other methods of distribution as the Holders may request and (iv) the Holders shall have the right at any time and from time to time to elect (without limitation on the number of such elections) to sell pursuant to an underwritten offering Registrable Securities available for sale pursuant to such Shelf Registration Statement (“Shelf Registrable Securities”), so long as the Shelf Registration Statement remains in effect. The Initiating Holders and such other Holders shall make such election by delivering to the Company a written request (a “Shelf Underwriting Request”) for such underwritten offering to the Company specifying the number of Shelf Registrable Securities that the Holders desire to sell pursuant to such underwritten offering (the “Shelf Underwriting”), provided that the Holders making such election shall have consulted with the Coordination Committee prior to delivering any such request. As promptly as practicable, but no later than two (2) Business Days after receipt of a Shelf Underwriting Request, the Company shall give written notice (the “Shelf Underwriting Notice”) of such Shelf Underwriting Request to all other Holders of record of Shelf Registrable Securities. The Company, subject to Sections 2.3 and 2.6, shall include in such Shelf Underwriting (x) the Shelf Registrable Securities of the Initiating Holders and (y) the Shelf Registrable Securities of any other Holder of Shelf Registrable Securities which shall have made a written request to the Company for inclusion in such Shelf Underwriting (which request shall specify the maximum number of Shelf Registrable Securities intended to be disposed of by such Holder) within five (5) days after the receipt of the Shelf Underwriting Notice. The Company shall, as expeditiously as possible (and in any event within twenty (20) days after the receipt of a Shelf Underwriting Request), but subject to Section 2.1(b), use its commercially reasonable efforts to effect such Shelf Underwriting. Notwithstanding the foregoing, if a Holder wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a takedown from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, but provided that the Holder shall have consulted with the Coordination Committee prior to giving such notice, the Holder only needs to notify the Company of the block trade Shelf Underwriting on the day such offering is to commence and the Company shall notify other Holders and other Holders must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use its reasonable best efforts to consummate such shelf offering (which may close as early as two (2) business days after the date it commences). The Company shall, at the request of any Initiating Holder or any other Holder of Registrable Securities registered on such Shelf Registration Statement, file any prospectus supplement or, if the applicable Shelf Registration Statement is an automatic shelf registration statement (as defined in Section 2.4), any post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by the Initiating Holders or any other Holder of Registrable Securities registered on such Shelf Registration Statement to effect such Shelf Underwriting. Once a Shelf Registration Statement has been declared effective, the Holders of Registrable Securities may request, and the Company shall be required to consummate, an unlimited number of Shelf Underwritings and underwritten block trades with respect to such Shelf Registration Statement.

(j)    Any Initiating Holder may withdraw or revoke a Demand Registration Request delivered by such Initiating Holder at any time prior to the effectiveness of such Demand Registration and such Demand Registration shall have no further force or effect and such request shall not count as a Demand Registration Request under this Agreement. The Company shall give written notice of such withdrawal or revocation to each Holder and thereupon will be relieved of its obligation to register any Registrable Securities in connection with such Demand Registration.

(k)    Notwithstanding anything to the contrary in this Agreement, if a Fund Distribution (as defined in the Shareholders Agreement) is effected by the initiating Fund Investor (as defined in the Shareholders Agreement) through a registration statement pursuant to a Demand Registration requested by such initiating Fund Investor, then each other Holder party hereto agrees not to exercise its piggyback registration rights in connection with such Fund Distribution without the prior written consent of such initiating Fund Investor. Within forty-five (45) days following the consummation of a Fund Distribution by Yucaipa, the Yucaipa Investor or the Fortress Investor, whether registered or unregistered, if the GSCP Shareholders have not otherwise distributed or sold up to their pro rata allocation of Shares as provided under Section 3.2(f) of the Shareholders Agreement, then the GSCP Shareholders shall have the right to request a Demand Registration or a Shelf Underwriting (including a block trade Shelf Underwriting) which includes a number of Shares not to exceed such undistributed or unsold portion of such pro rata allocation of Shares (a “Fund Investor Underwriting”) pursuant to the terms of this Agreement; provided, that no other Holder shall exercise its piggyback registration rights in connection with a Fund Investor Underwriting initiated by the GSCP Shareholders without the prior written consent of the GSCP Shareholders; provided, further, that if the GSCP Shareholders do not request a Fund Investor Underwriting within such forty-five (45) day period, then any Fund Investor that did not initiate the Fund Distribution shall have the right to request a Fund Investor Underwriting on the same terms as applicable to the GSCP Shareholders so long as (i) such Fund Investor has not otherwise distributed or sold up to their pro rata allocation of Shares as provided under Section 3.2(f) of the Shareholders Agreement and (ii) such right is exercised within the next thirty (30) days. In addition, within forty-five (45) days following the consummation of a Fund Distribution initiated by the GSCP Shareholders, whether registered or unregistered, if Yucaipa, the Yucaipa Investor and/or the Fortress Investor have not otherwise distributed or sold up to their respective pro rata allocation of Shares as provided under Section 3.2(f) of the Shareholders Agreement, then Yucaipa, the Yucaipa Investor and/or the Fortress Investor shall have the right to request a Fund Investor Underwriting pursuant to the terms of this Agreement; provided, that Yucaipa, the Yucaipa Investor and the Fortress Investor shall have the right to exercise their piggyback registration rights in connection with such Fund Investor Underwriting with respect to a number of Shares not to exceed their respective undistributed or unsold portion of their respective pro rata allocation of Shares under the Shareholders Agreement, and no other Holder shall have piggyback registration rights in connection with such Fund Investor Underwriting without the prior written consent of the Fund Investor initiating such Fund Investor Underwriting. Upon request of the managing underwriter for a Fund Investor Underwriting or of the Fund Investor initiating such Fund Investor Underwriting, each Holder of Registrable Securities not participating in the Fund Investor Underwriting shall enter into a ninety (90) day lock-up agreement, in customary form, in order to facilitate such Fund Investor Underwriting.

2.2    Piggyback Registrations.

(a)    If, at any time or from time to time, the Company will register or commence an offering of any of its securities for its own account or otherwise (including but not limited to the registrations or offerings pursuant to Section 2.1) (other than pursuant to registrations on Form S-4 or Form S-8 or any similar successor forms thereto), the Company will:

(i)    promptly give to each Holder written notice thereof (in any event within five (5) Business Days); and

(ii)    except as set forth in Section 2.1(k), include in such registration and in any underwriting involved therein (if any), all the Registrable Securities specified in a written request or requests, made within twenty (20) days after mailing or personal delivery of such written notice from the Company, by any of the Holders, with the securities which the Company at the time proposes to register or sell to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered or sold, including, if necessary, by filing with the SEC a post-effective amendment or a supplement to the registration statement filed by the Company or the prospectus related thereto. There is no limitation on the number of such piggyback registrations pursuant to the preceding sentence which the Company is obligated to effect. No registration of Registrable Securities effected under this Section 2.2 shall relieve the Company of its obligations to effect Demand Registrations under Section 2.1 hereof. Notwithstanding the foregoing, if the Company wishes to engage in an underwritten block trade off of a Shelf Registration Statement (either through filing an automatic shelf registration statement or through a takedown from an already existing Shelf Registration Statement), then notwithstanding the foregoing time periods, the Company shall notify each Holder and each such Holder must elect whether or not to participate on the day such offering is to commence, and the Company shall as expeditiously as possible use its commercially reasonable efforts to consummate such shelf offering (which may close as early as two (2) Business Days after the date it commences).

(b)    The Company, subject to Sections 2.3 and 2.6, may elect to include in any registration statement and offering pursuant to demand registration rights by any Person (other than demand registrations of a type described in Section 2.1(k)), (i) authorized but unissued shares of Common Equity or (to the extent applicable under Maryland law) shares of Common Equity held by the Company as treasury shares and (ii) any other shares of Common Equity which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the Effective Time and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement (“Additional Piggyback Rights”); provided, however, that such inclusion shall be permitted only to the extent that it is pursuant to, and subject to, the terms of the underwriting agreement or arrangements, if any, entered into by the Initiating Holders.

(c)    If, at any time after giving written notice of its intention to register or sell any Common Equity or Common Equity Equivalents and prior to the effective date of the registration statement filed in connection with such registration or sale thereof, the Company shall determine for any reason not to register or sell or to delay registration or sale thereof, the Company may, at its election, give written notice of such determination to all Holders of record of Registrable Securities and (i) in the case of a determination not to register or sell, shall be relieved of its obligation to register or sell any Registrable Securities in connection with such abandoned registration or sale, without prejudice, however, to the rights of Holders under Section 2.1, and (ii) in the case of a determination to delay such registration or sale thereof, shall be permitted to delay the registration or sale of such Registrable Securities for the same period as the delay in registering such other Common Equity or Common Equity Equivalents.

(d)    Notwithstanding anything contained herein to the contrary, the Company shall, at the request of any Holder (including to effect a Partner Distribution), file any prospectus supplement or post-effective amendments and otherwise take any action necessary to include therein all disclosure and language deemed necessary or advisable by such Holder if such disclosure or language was not included in the initial registration statement, or revise such disclosure or language if deemed necessary or advisable by such Holder including filing a prospectus supplement naming the Holders, partners, members and shareholders to the extent required by law.

(e)    Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement or offering pursuant to this Section 2.2 by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration or offering or as otherwise required by the underwriters.

2.3    Allocation of Securities Included in Registration Statement or Offering.

(a)    Notwithstanding any other provision of this Agreement, in connection with an underwritten offering made pursuant to Section 2.1 (including a Shelf Underwriting), if the Manager advises the Company and the Participating Holders in writing that, in its opinion, the number of Registrable Securities requested to be included in such offering exceeds the number (such number, the “Section 2.3(a) Sale Number”) which can be sold in such offering without having a material and adverse effect on the price, timing or distribution of the securities offered in such offering, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(i)    first, all Registrable Securities requested to be included in such registration or offering by the Holders thereof (including pursuant to the exercise of piggyback rights pursuant to Section 2.2); provided, however, that if such number of Registrable Securities exceeds the Section 2.3(a) Sale Number, the number of such Registrable Securities (not to exceed the Section 2.3(a) Sale Number) to be included in such registration shall be allocated on a pro rata basis among all such Holders requesting inclusion thereof, based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion;

(ii)    second, if by the withdrawal of Registrable Securities by a Participating Holder, a greater number of Registrable Securities held by other Holders may be included in such registration or offering (up to the Section 2.3(a) Sale Number), then the Company shall offer to all Holders who have included Registrable Securities in the registration or offering the right to include additional Registrable Securities in the same proportions as set forth in Section 2.3(a)(i);

(iii)    third, to the extent that the number of Registrable Securities to be included pursuant to clause (i) and (ii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, and if the underwriter so agrees, any securities that the Company proposes to register or sell, up to the Section 2.3(a) Sale Number; and

(iv)    fourth, to the extent that the number of securities to be included pursuant to clauses (i), (ii) and (iii) of this Section 2.3(a) is less than the Section 2.3(a) Sale Number, the remaining securities to be included in such registration or offering shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration or offering pursuant to the exercise of Additional Piggyback Rights (“Piggyback Shares”), based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(a) Sale Number.

(b)    Notwithstanding any other provision of this Agreement, in a registration involving an underwritten offering on behalf of the Company, which was initiated by the Company, if the Manager advises the Company and the Participating Holders in writing that, in its opinion, the number of Registrable Securities requested to be included in such offering exceeds the number (such number, the “Section 2.3(b) Sale Number”) which can be sold in such offering without having a material and adverse effect on the price, timing or distribution of the securities offered in such offering, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(i)    first, all Common Equity and Common Equity Equivalents that the Company proposes to register for its own account;

(ii)    second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining Registrable Securities to be included in such registration shall be allocated on a pro rata basis among all Holders requesting that Registrable Securities be included in such underwritten offering pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of Registrable Securities then owned by each such Holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all Holders requesting inclusion, up to the Section 2.3(b) Sale Number; and

(iii)    third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(b) is less than the Section 2.3(b) Sale Number, the remaining securities to be included in such registration shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(b) Sale Number.

(c)    If any registration pursuant to Section 2.2 involves an underwritten offering that was initially requested by any Person(s) other than a Holder to whom the Company has granted registration rights which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement, and the Manager advises the Company and the Participating Holders in writing that, in its opinion, the number of Registrable Securities requested to be included in such offering exceeds the number (the “Section 2.3(c) Sale Number”) which can be sold in such offering without having a material and adverse effect on the price, timing or distribution of the securities offered in such offering, the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated as follows:

(i)    first, the shares requested to be included in such registration shall be allocated on a pro rata basis among such Person(s) requesting the registration and all Holders requesting that Registrable Securities be included in such registration pursuant to the exercise of piggyback rights pursuant to Section 2.2, based on the aggregate number of securities or Registrable Securities, as applicable, then owned by each of the foregoing requesting inclusion in relation to the aggregate number of securities or Registrable Securities, as applicable, owned by all such Holders and Persons requesting inclusion, up to the Section 2.3(c) Sale Number;

(ii)    second, to the extent that the number of securities to be included pursuant to clause (i) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated on a pro rata basis among all Persons requesting that securities be included in such registration pursuant to the exercise of Additional Piggyback Rights, based on the aggregate number of Piggyback Shares then owned by each Person requesting inclusion in relation to the aggregate number of Piggyback Shares owned by all Persons requesting inclusion, up to the Section 2.3(c) Sale Number; and

(iii)    third, to the extent that the number of securities to be included pursuant to clauses (i) and (ii) of this Section 2.3(c) is less than the Section 2.3(c) Sale Number, the remaining shares to be included in such registration shall be allocated to shares the Company proposes to register for its own account, up to the Section 2.3(c) Sale Number.

(d)    If any Holder of Registrable Securities disapproves of the terms of the underwriting, or if, as a result of the proration provisions set forth in clauses (a), (b) or (c) of this Section 2.3, any Holder shall not be entitled to include all Registrable Securities in a registration or offering that such Holder has requested be included, such Holder may elect to withdraw such

Holder’s request to include Registrable Securities in such registration or offering or may reduce the number requested to be included; provided, however, that (x) such request must be made in writing, to the Company, Manager and, if applicable, the Initiating Holder(s), prior to the earlier of the execution of the underwriting agreement or the execution of any custody agreement with respect to such registration and (y) such withdrawal or reduction shall be irrevocable and, after making such withdrawal or reduction, such Holder shall no longer have any right to include such withdrawn Registrable Securities in the registration as to which such withdrawal or reduction was made to the extent of the Registrable Securities so withdrawn or reduced.

2.4    Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use its commercially reasonable efforts to effect or cause the registration and/or participate in any offering or sale of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible (but, in any event, within forty-five (45) days after a Demand Registration Request in the case of Section 2.4(a) below), in connection with the registration of the Registrable Securities and, where applicable, a takedown off of a shelf registration statement:

(a)    prepare and file all filings with the SEC and FINRA required for the consummation of the offering, including preparing and filing a registration statement (including all required exhibits and financial statements) on an appropriate registration form for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof (including, without limitation, a Partner Distribution), which registration form (i) shall be selected by the Company (except as provided for in a Demand Registration Request) and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the selling Holders thereof and such registration statement shall comply as to form in all material respects with the requirements of the applicable registration form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its commercially reasonable efforts to cause such registration statement to become effective and remain continuously effective for such period as any Participating Holder pursuant to such registration statement shall request; provided, however, that as far in advance as reasonably pacticable before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company shall (x) furnish to the Participating Holders and to the Manager, if any, copies of reasonably complete drafts of all such documents proposed to be filed (including all exhibits thereto and each document incorporated by reference therein to the extent then required by the rules and regulations of the SEC), which documents will be subject to their reasonable review, and such other documents reasonably requested by the Participating Holders, (y) fairly consider such reasonable changes in any such documents prior to or after the filing thereof as the Participating Holders may request, and (z) make such of the representatives of the Company as shall be reasonably be requested by the Participating Holders available for the discussion of such documents, and the Company shall not file any registration statement or amendment thereto, any prospectus or supplement thereto or any free writing prospectus related thereto to which the Majority Participating Holders or the underwriters, if any, shall reasonably object;

(b)    prepare and file with the SEC such pre- and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith and such free writing prospectuses and Exchange Act Reports as may be necessary to keep such registration statement continuously effective for such period as any Participating Holder pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the Participating Holders set forth in such registration statement (and, in connection with any Shelf Registration Statement, file one or more prospectus supplements covering Registrable Securities upon the request of one or more Holders wishing to offer or sell Registrable Securities whether in an underwritten offering or otherwise);

(c)    in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the Manager of such offering;

(d)    furnish, without charge, to each Participating Holder and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each pre- and post-effective amendment and supplement thereto (in each case including all exhibits), the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus filed under Rule 424 under the Securities Act and each free writing prospectus utilized in connection therewith, in each case, in conformity with the requirements of the Securities Act, and other documents, as such Participating Holder and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Participating Holder (the Company hereby consenting to the use in accordance with all applicable law of each such registration statement (or amendment or post- effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) or free writing prospectus by each such Participating Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

(e)    use its commercially reasonable efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or state “blue sky” laws of such jurisdictions as any Participating Holders or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Participating Holders or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions (including keeping such registration or qualification in effect for so long as such registration statement remains in effect), except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (e), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

(f)    promptly notify each Participating Holder and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto, any post-effective amendment to the registration statement or any free writing prospectus has been filed with the SEC and, with respect to the registration statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or state “blue sky” laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement or any amendment thereto, the prospectus related thereto or any supplement thereto, any document incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading (which notice shall notify the Participating Holders only of the occurrence of such an event and shall provide no additional information regarding such event to the extent such information would constitute material non-public information); and (vi) if at any time the representations and warranties contemplated by any underwriting agreement, securities sale agreement, or other similar agreement, relating to the offering shall cease to be true and correct in all material respects, and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such Participating Holder and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

(g)    comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act), and make generally available to its security holders, as soon as reasonably practicable after the effective date of the registration statement (and in any event within forty-five (45) days, or ninety (90) days if it is a fiscal year, after the end of such twelve (12) month period described hereafter), an earnings statement (which need not be audited) covering the period of at least twelve (12) consecutive months beginning with the first day of the Company’s first calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(h)    (i) (A) cause all such Registrable Securities covered by such registration statement to be listed on the principal securities exchange on which similar securities issued by the Company are then listed (if any), if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (B) if no similar securities are then so listed, to cause all such Registrable Securities to be listed on a national securities exchange and, without limiting the generality of the foregoing, take all actions that may be required by the Company as the issuer of such Registrable Securities in order to facilitate the managing underwriter’s arranging for the registration of at least two market makers as such with respect to such shares with FINRA, and (ii) comply (and continue to comply) with the requirements of any self-regulatory organization applicable to the Company, including without limitation all corporate governance requirements;

(i)    cause its senior management, officers, employees and independent public accountants to participate in, make themselves available, supply such information as may be reasonably requested and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions, due diligence sessions and rating agency presentations) taking into account the Company’s reasonable business needs;

(j)    provide and cause to be maintained a transfer agent and registrar for all such Registrable Securities covered by such registration statement not later than the effective date of such registration statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;

(k)    enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as any Participating Holder or the underwriters shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (it being understood that the Holders of the Registrable Securities which are to be distributed by any underwriters shall be parties to any such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters);

(l)    use its commercially reasonable efforts (i) to obtain opinions from the Company’s counsel, including without limitation local and/or regulatory or tax counsel, and a “cold comfort” letter, updates thereof and consents from the independent public accountants who have certified the financial statements of the Company (and/or other financial statements) included or incorporated by reference in such registration statement, in each case, in customary form and covering such matters as are customarily covered by such opinions and “cold comfort” letters (including, in the case of such “cold comfort” letter, events subsequent to the date of such financial statements) delivered to underwriters in underwritten public offerings, which opinions and letters shall be dated the dates such opinions and “cold comfort” letters are customarily dated and otherwise reasonably satisfactory to the underwriters, if any, and to any Participating Holders, and (ii) furnish to each Participating Holder and to each underwriter, if any, a copy of such opinions and letters addressed to such Participating Holder or underwriter;

(m)    deliver promptly to counsel for each Participating Holder and to each managing underwriter, if any, copies of all correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC or its staff with respect to the registration statement, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by counsel for each Participating Holder, by counsel for any underwriter, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any Participating Holder or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such counsel for a Participating Holder, counsel for an underwriter, attorney, accountant or agent in connection with such registration statement;

(n)    use its commercially reasonable efforts to prevent the issuance or obtain the prompt withdrawal of any order suspending the effectiveness of the registration statement, or the prompt lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction, in each case, as promptly as reasonably practicable;

(o)    provide a CUSIP number for all Registrable Securities, not later than the effective date of the registration statement and, if applicable, provide the applicable transfer agent with printed certificates of the Registrable Securities which are in a form eligible for deposit with The Depository Trust Company;

(p)    use its commercially reasonable efforts to make available its senior management, employees and personnel for participation in “road shows” and other marketing efforts and otherwise provide reasonable assistance to the underwriters (taking into account the Company’s reasonable businesses needs and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

(q)    promptly prior to the filing of any document which is to be incorporated by reference into the registration statement or the prospectus (after the initial filing of such registration statement), and prior to the filing or use of any free writing prospectus, provide copies of such document to counsel for each Participating Holder and to each managing underwriter, if any, and make the Company’s representatives reasonably available for discussion of such document and make such changes in such document concerning the Participating Holders prior to the filing thereof as counsel for the Participating Holders or underwriters may reasonably request;

(r)    furnish to counsel for each Participating Holder and to each managing underwriter, without charge, at least one signed copy of the registration statement and any post- effective amendments or supplements thereto, including financial statements and schedules, all documents incorporated therein by reference, the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus), any other prospectus and prospectus supplement filed under Rule 424 under the Securities Act and all exhibits (including those incorporated by reference) and any free writing prospectus utilized in connection therewith;

(s)    cooperate with the Participating Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement at least two (2) Business Days prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Participating Holders at least two (2) Business Days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a Shelf Registration Statement, at the request of any Holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);

(t)    include in any prospectus or prospectus supplement if requested by any managing underwriter updated financial or business information for the Company’s most recent period or current quarterly period (including estimated results or ranges of results) if required for purposes of marketing the offering in the view of the managing underwriter;

(u)    cooperate with any due diligence investigation by any Manager, underwriter or Participating Holder and make available such documents and records of the Company and its Subsidiaries that they reasonably request (which, in the case of the Participating Holder, may be subject to the execution by the Participating Holder of a customary confidentiality agreement in a form which is reasonably satisfactory to the Company);

(v)    take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will take such action as is necessary and feasible to make any such prohibition inapplicable;

(w)    use its commercially reasonable efforts to cause the Registrable Securities covered by the applicable registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the Participating Holders or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(x)    take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 2.1 or 2.2 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby, will not conflict with a related prospectus, prospectus supplement and related documents and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(y)    in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the SEC such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading;

(z)    if requested by an underwriter or any Participating Holder, promptly incorporate in a prospectus supplement or post-effective amendment such information as such underwriter or such Participating Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Participating Holder to such underwriter, the purchase price being paid therefor by such underwriter and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

(aa)    cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings to be made with FINRA; and

(bb)    take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities;

To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Registration Request is submitted to the Company, and such Demand Registration Request requests that the Company file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3, the Company shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Company shall use its commercially reasonable efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which the Registrable Securities remain Registrable Securities. If the Company does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold in compliance with the SEC rules. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Company shall refile a new automatic shelf registration statement covering the Registrable Securities that remain outstanding. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-11 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

If the Company files any Shelf Registration Statement for the benefit of the holders of any of its securities other than the Holders, the Company agrees that it shall include in such registration statement such disclosures as may be required by Rule 430B under the Securities Act (referring to the unnamed selling security holders in a generic manner by identifying the initial offering of the securities to the Holders) in order to ensure that the Holders may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.

It shall be a condition precedent to the obligations of the Company to take any action pursuant to Sections 2.1, 2.2, or 2.4 that each Participating Holder shall furnish to the Company such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such securities as the Company may from time to time reasonably request provided that such information is necessary for the Company to consummate such registration and shall be used only in connection with such registration.

If any such registration statement or comparable statement under state “blue sky” laws refers to any Holder by name or otherwise as the Holder of any securities of the Company, then such Holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such Holder and the Company, to the effect that the holding by such Holder of such securities is not to be construed as a recommendation by such Holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such Holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such Holder by name or otherwise is not in the judgment of the Company, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such Holder.

2.5    Registration Expenses. All Expenses incurred in connection with any registration, filing, qualification or compliance pursuant to Article II shall be borne by the Company, whether or not a registration statement becomes effective or the offering is consummated. All underwriting discounts and all selling commissions relating to securities registered by the Holders shall be borne by each Participating Holder pro rata in accordance with the number of shares sold in the offering by such Participating Holder.

2.6    Certain Limitations on Registration Rights. In the case of any registration under Section 2.1 pursuant to an underwritten offering, or, in the case of a registration under Section 2.2, all securities to be included in such registration shall be subject to the underwriting agreement and no Person may participate in such registration or offering unless such Person (i) agrees to sell such Person’s securities on the basis provided therein and completes and executes all reasonable questionnaires, and other documents (including custody agreements and powers of attorney, if any) which must be executed in connection therewith; provided, however, that all such documents shall be consistent with the provisions hereof and (ii) provides such other information to the Company or the underwriter as may be necessary to register such Person’s securities.

2.7    Limitations on Sale or Distribution of Other Securities.

(a)    Each Holder agrees, (i) to the extent requested in writing by a managing underwriter, if any, of any registration effected pursuant to Section 2.1, not to sell, transfer or otherwise dispose of, including any sale pursuant to Rule 144 under the Securities Act, any Common Equity, or any Common Equity Equivalents (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, not to exceed ninety (90) days (and the Company hereby also so agrees (except that the Company may effect any sale or distribution of any such securities pursuant to a registration on Form S-4 (if reasonably acceptable to such managing underwriter) or Form S-8, or any successor or similar form which is (x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Equity Equivalent), to use its commercially reasonable efforts to cause each holder of any Common Equity or Common Equity Equivalents purchased from the Company at any time other than in a public offering so to agree), and (ii) to the extent requested in writing by a managing underwriter of any underwritten public offering effected by the Company for its own account, not to sell any Common Equity (other than as part of such underwritten public offering) during the time period reasonably requested by the managing underwriter, which period shall not exceed ninety (90) days.

(b)    The Company hereby agrees that, if it shall previously have received a request for registration pursuant to Section 2.1 or 2.2, and if such previous registration shall not have been withdrawn or abandoned, the Company shall not sell, transfer, or otherwise dispose of, any Common Equity, or any Common Equity Equivalents (other than as part of such underwritten public offering, a registration on Form S-4 or Form S-8 or any successor or similar form which is

(x) then in effect or (y) shall become effective upon the conversion, exchange or exercise of any then outstanding Common Equity Equivalent), until a period of ninety (90) days shall have elapsed from the effective date of such previous registration; and the Company shall (i) so provide in any registration rights agreements hereafter entered into with respect to any of its securities and (ii) use its commercially reasonable efforts to cause each holder of any Common Equity or Common Equity Equivalents purchased from the Company at any time other than in a public offering to so agree.

2.8    No Required Sale. Nothing in this Agreement shall be deemed to create an independent obligation on the part of any Holder to sell any Registrable Securities pursuant to any effective registration statement. A Holder is not required to include any of its Registrable Securities in any registration statement, is not required to sell any of its Registrable Securities which are included in any effective registration statement, and, subject to Section 2.7 and the provisions of the Shareholders Agreement, may sell any of its Registrable Securities in any manner in compliance with applicable law (including pursuant to Rule 144) even if such shares are already included on an effective registration statement.

2.9    Indemnification.

(a)    In the event of any registration and/or offering of any securities of the Company under the Securities Act pursuant to this Article II, the Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such seller or any such underwriter or Qualified Independent Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary or final prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary or final prospectus or free writing prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such indemnified party or any termination of this Agreement.

(b)    Each Participating Holder shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph (a) of this Section 2.9) to the maximum extent permitted by law the Company, its officers, directors, partners or agents each Person controlling the Company within the meaning of the Securities Act, with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such registration statement, any preliminary or final prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, to the extent, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or its representatives by or on behalf of such Participating Holder, specifically for use therein, and reimburse such indemnified party for any legal or other expenses reasonably incurred in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the aggregate amount which any such Participating Holder shall be required to pay pursuant to this Section 2.9(b) and Sections 2.9(c) and 2.9(e) shall in no case be greater than the amount of the net proceeds actually received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim. The Company and each Participating Holder hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such Participating Holders to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such registration statement, preliminary or final prospectus or amendment or supplement thereto or any free writing prospectus are statements specifically relating to (a) the beneficial ownership of shares of Common Equity by such Participating Holder and its Affiliates and (b) the name and address of such Participating Holder. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such Holder.

(c)    Indemnification similar to that specified in the preceding paragraphs (a) and (b) of this Section 2.9 (with appropriate modifications) shall be given by the Company and each Participating Holder with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d)    Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Article II. In case any action or proceeding is brought against an indemnified party, the indemnifying party shall be entitled to (x) participate in such action or proceeding and (y), unless, in the reasonable opinion of outside counsel to the indemnified party, a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, assume the defense thereof jointly with any other indemnifying party similarly notified, with counsel reasonably satisfactory to such indemnified party. The indemnifying party shall promptly notify the indemnified party of its decision to assume the defense of such action or proceeding. If, and after, the indemnified party has received such notice from the indemnifying party, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action or proceeding other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) above) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim), unless such settlement or compromise (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party. The indemnity obligations contained in Sections 2.9(a) and 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the indemnified party, which consent shall not be unreasonably withheld.

(e)    If for any reason the foregoing indemnity is held by a court of competent jurisdiction to be unavailable to an indemnified party under Sections 2.9(a), 2.9(b) or 2.9(c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim as well as any other relevant equitable considerations. The relative fault shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the preceding sentences of this Section 2.9(e) is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 2.9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 2.9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 2.9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 2.9(e) to contribute any amount greater than the amount of the net proceeds actually received by such indemnifying party upon the sale of the Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 2.9(b) and 2.9(c).

(f)    The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party and the completion of any offering of Registrable Securities in a registration statement. In the event one or more Holders effect a Partner Distribution pursuant to a registration statement in which the name of partners, members or shareholders who receive a distribution are named in a prospectus supplement or registration statement, the partners, members or shareholders so named shall be entitled to indemnification and contribution by the Company to the same extent as a Holder hereunder.

(g)    The indemnification and contribution required by this Section 2.9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

2.10     Limitations on Registration of Other Securities; Representation. The Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable taken as a whole than the registration rights granted to the Holders hereunder unless the Company shall also give such rights to such Holders.

2.11    No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Holders in this Agreement.

ARTICLE III

UNDERWRITTEN OFFERINGS

3.1    Requested Underwritten Offerings. If the Initiating Holders request an underwritten offering pursuant to a registration under Section 2.1 (pursuant to a request for a registration statement to be filed in connection with a specific underwritten offering or a request for a shelf takedown in the form of an underwritten offering), the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall (i) be reasonably satisfactory in form and substance to the Participating Holders, (ii) contain terms not inconsistent with the provisions of this Agreement and (iii) contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally prevailing in agreements of that type, including, without limitation, indemnities and contribution agreements on substantially the same terms as those contained herein. Any Participating Holder shall be a party to such underwriting agreement and may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to the amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the registration statement and shall not relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement.

3.2    Piggyback Underwritten Offerings. In the case of a registration pursuant to Section 2.2 which involves an underwritten offering, the Company shall enter into an underwriting agreement in connection therewith and all of the Participating Holders’ Registrable Securities to be included in such registration shall be subject to such underwriting agreement. Any Participating Holder may, at its option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such Participating Holder and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such Participating Holder; provided, however, that the Company shall not be required to make any representations or warranties with respect to written information specifically provided by a Participating Holder for inclusion in the registration statement. Each such Participating Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding its ownership of and title to the Registrable Securities, any written information specifically provided by such Participating Holder for inclusion in the registration statement; and any liability of such Participating Holder to any underwriter or other Person under such underwriting agreement shall be limited to the amount of the net proceeds received by such Participating Holder upon the sale of the Registrable Securities pursuant to the registration statement and shall not relate to anything other than information about such Holder specifically provided by such Holder for use in the registration statement.

ARTICLE IV

TRANSFERS OF SHARES

4.1    Transfer of Shares and Partial Assignment to the Fortress Investor. Each of the parties hereto acknowledges and agrees to the following:

(a)    Upon notice from Yucaipa to the Company that it has transferred Registrable Securities to the Fortress Investor subsequent to the Effective Time pursuant to the terms of Yucaipa’s partnership agreement (such transfer, a “Fortress Transfer”), effective as of the date of such transfer, (A) without limiting Section 4.2 with respect to a Yucaipa Transfer, Yucaipa shall assign, convey and transfer to the Fortress Investor the right, title and interest of Yucaipa in, to and under this Agreement with respect to, and to the extent of, the number of Registrable Securities so transferred to the Fortress Investor pursuant to such Fortress Transfer (the “Fortress Registrable Securities”); provided that the Fortress Investor shall have all of the rights of a Holder with respect to all of its Registrable Securities, and (B) subject to Section 4.1(c), the Fortress Investor hereby accepts and assumes from Yucaipa all rights of, and obligations to perform all of the duties, terms, covenants and conditions imposed upon Yucaipa under this Agreement with respect to, and to the extent of, the Fortress Registrable Securities (such assignment and assumption, the “Fortress Assignment”).

(b)    Notwithstanding anything to the contrary in this Agreement, including Section 5.5 hereof, any Fortress Assignment made pursuant to Section 4.1(a) above shall be deemed to have been made in compliance with the terms and conditions of this Agreement.

(c)    Upon the completion of a Fortress Assignment and so long as the Fortress Investor continues to own Registrable Securities:

(i)    the Fortress Investor shall be bound by the terms and conditions of this Agreement as a “Holder” hereunder; provided that, notwithstanding anything to the contrary in this Agreement, including the last sentence of Section 5.5 hereof, the Fortress Investor shall not be entitled to, and shall not be able to exercise or enforce, any rights under this Agreement specifically designated to “Yucaipa”;

(ii)    at any time and from time to time, the Fortress Investor shall be entitled to make Demand Registration Requests to the Company to the same extent as GSCP in accordance with the procedures set forth in Section 2.1(b) of this Agreement;

(iii)    for purposes of Section 2.1(b)(i) of this Agreement and notwithstanding anything to the contrary therein, the Company shall be obligated to effect for the Fortress Investor in respect of its Registrable Securities, only (x) two (2) Demand Registrations, plus (y) such number of Yucaipa’s remaining Demand Registrations as it, in its sole discretion, assigns to the Fortress Investor as part of the Fortress Assignment; and

(iv)    in connection with the rights granted to the Fortress Investor in clauses (ii) and (iii) above, the Fortress Investor agrees to be bound by and subject to all terms and conditions of this Agreement with respect to a Demand Registration and/or a Demand Registration Request, including, without limitation, Section 2.1 and Section 2.3 hereof (including the priority of allocations contained therein).

4.2    Transfer of Shares and Partial Assignment to the Yucaipa Investor. Each of the parties hereto acknowledges and agrees to the following:

(a)    Upon notice from Yucaipa to the Company that it has transferred Registrable Securities to the Yucaipa Investor subsequent to the Effective Time pursuant to the terms of Yucaipa’s partnership agreement (such transfer, a “Yucaipa Transfer”), effective as of the date of such transfer, the right, title and interest of Yucaipa in, to and under this Agreement with respect to, and to the extent of, the number of Registrable Securities so transferred to the Yucaipa Investor pursuant to such Yucaipa Transfer (the “Yucaipa Registrable Securities”) shall automatically be assigned, conveyed and transferred to the Yucaipa Investor, and the Yucaipa Investor shall accept and assume from Yucaipa all rights of, and obligations to perform all of the duties, terms, covenants and conditions imposed upon Yucaipa under this Agreement with respect to, and to the extent of, the Yucaipa Registrable Securities (such assignment and assumption, the “Yucaipa Assignment”).

(b)    Notwithstanding anything to the contrary in this Rights Agreement, including Section 5.5 hereof, any Yucaipa Assignment made pursuant to Section 4.2(a) above shall be deemed to have been made in compliance with the terms and conditions of this Agreement.

(c)    Upon the completion of a Yucaipa Assignment and so long as the Yucaipa Investor continues to own the Yucaipa Registrable Securities, the Yucaipa Investor shall (i) become bound by the terms and conditions of this Agreement as a “Holder” and “Yucaipa” hereunder with respect to the Yucaipa Registrable Securities, and (ii) be entitled to, and shall be able to exercise and enforce, any and all rights under this Agreement specifically designated to “Yucaipa”.

(d)    For the avoidance of doubt, for purposes of Section 2.1(b)(i) of this Agreement, upon a Yucaipa Assignment, the rights of Yucaipa, including the aggregate number of Demand Registrations the Company shall be obligated to effect for Yucaipa, shall apply in the aggregate to Yucaipa and the Yucaipa Investor and shall not be altered by the provisions of Section 4.1 in connection with any Fortress Assignment (other than, if applicable, pursuant to the proviso contained in Section 4.1(c)(iii) above).

4.3    GSCP Rights. For the avoidance of doubt, the rights of GSCP under this Agreement, including its rights under Section 2.1(b) hereof, shall not be altered by the provisions of Sections 4.1 or 4.2 hereof in connection with any Fortress Assignment or Yucaipa Assignment.

ARTICLE V

GENERAL

5.1    Adjustments Affecting Registrable Securities. The Company agrees that it shall not effect or permit to occur any combination or subdivision of shares of Common Equity which would adversely affect the ability of any Holder of any Registrable Securities to include such Registrable Securities in any registration or offering contemplated by this Agreement or the marketability of such Registrable Securities in any such registration or offering. The Company agrees that it will take all reasonable steps necessary to effect a subdivision of shares of Common Equity if in the reasonable judgment of (a) the Initiating Holder(s) or (b) the managing underwriter for the offering in respect of such Demand Registration Request, such subdivision would enhance the marketability of the Registrable Securities. Each Holder agrees to vote all of its shares of beneficial interest in a manner, and to take all other actions necessary, to permit the Company to carry out the intent of the preceding sentence including, without limitation, voting in favor of an amendment to the Company’s organizational documents in order to increase the number of authorized shares of beneficial interest of the Company. In any event, the provisions of this Agreement shall apply, to the full extent set forth herein with respect to the Registrable Securities, to any and all shares of beneficial interest of the Company or any successor or assign of the Company (whether by merger, share exchange, consolidation, sale of assets or otherwise) which may be issued in respect of, in exchange for or in substitution of, Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the Effective Time.

5.2    Rule 144 and Rule 144A. The Company covenants that (i) so long as it remains subject to the reporting provisions of the Exchange Act, it will timely file the reports required to be filed by it under the Securities Act or the Exchange Act (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 under the Securities Act, as such Rule may be amended (“Rule 144”)) or, if the Company is not required to file such reports, it will, upon the request of any Holder, make available other information so long as necessary to permit sales by such Holder under Rule 144, Rule 144A under the Securities Act, as such Rule may be amended (“Rule 144A”), or any similar rules or regulations hereafter adopted by the SEC, and (ii) it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (A) Rule 144, (B) Rule 144A or (C) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

5.3    Amendments and Waivers. Any provisions of this Agreement may be amended, modified, supplemented or waived with the written approval of each of the Company, GSCP (for so long as GSCP owns Registrable Securities), Yucaipa (for so long as Yucaipa owns Registrable Securities) and, after a Fortress Transfer, the Fortress Investor (for so long as the Fortress Investor owns Registrable Securities). Any amendment or waiver effected in accordance with this Section 5.3 shall be binding upon each Holder and the Company. No delay or omission to exercise any right, power or remedy accruing to any party, upon any breach or default of any other party under this Agreement will impair any such right, power or remedy of such party, nor will it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring, nor will any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring, nor will any provision of this Agreement be implied from any course of dealing between the parties hereto. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach of default under this Agreement or any waiver on the part of any party of any provisions or conditions of this Agreement must be made in writing and will be effective only to the extent specifically set forth in such writing.

5.4    Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered, (b) when transmitted via telecopy (or other facsimile device) to the number set out below or transmitted by electronic mail if the sender on the same day sends a confirming copy of such notice in accordance with immediately following clause (c) or (c) the day on which the same has been delivered to the intended recipient if sent prepaid by (i) with respect to a delivery in the United States, a nationally recognized overnight delivery service (with tracking capability) and (ii) with respect to a delivery outside of the United States, an internationally recognized overnight delivery service (with tracking capability), in each case to the respective parties at the address set forth below, or at such other address as such party may specify by written notice to the other party hereto:

If to the Company:	Americold Realty Trust
10 Glenlake Parkway
South Tower, Suite 800
Atlanta, Georgia 30328
Attn: General Counsel
Fax: (678) 387-4774

With a copy (which shall not constitute notice) to:

King & Spalding LLP
1180 Peachtree Street
Atlanta, Georgia 30309
Attn: C. Spencer Johnson, III

If to the Holders:	To the addresses set forth in Schedule A.

5.5    Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and each Holder and his, her and its respective successors, permitted assigns, heirs and personal representatives, personal representatives and assigns of the parties hereto, whether so expressed or not. This Agreement may not be assigned by the Company, without the prior written consent of GSCP and Yucaipa. Each Holder shall have the right to assign all or part of its or his rights and obligations under this Agreement to any Affiliate of such Holder or, otherwise, only in accordance with transfers of 7,000,000 or more Registrable Securities on an as-converted basis (subject to adjustment in the event of stock splits, reverse stock splits and similar transactions) permitted under, and made in compliance with, the Shareholders Agreement, in each case contingent on such assignee agreeing in writing to be bound by the terms and conditions of this Agreement. Upon any such assignment, such assignee shall have and be able to exercise and enforce all rights of the assigning Holder which are assigned to it and, to the extent such rights are assigned, any reference to the assigning Holder shall be treated as a reference to the assignee.

5.6    Effective Time. This Agreement shall become effective upon the closing of the IPO (the “Effective Time”).

5.7    Goldman, Sachs & Co. and Affiliates. Notwithstanding anything in this Agreement, none of the provisions of this Agreement shall in any way limit Goldman, Sachs & Co. or any of its Affiliates (other than any GSCP Shareholder as expressly set forth in this Agreement) from engaging in any brokerage, investment advisory, financial advisory, anti-raid advisory, principaling, merger advisory, financing, asset management, trading, market making, arbitrage, investment activity and other similar activities conducted in the ordinary course of their business.

5.8    Entire Agreement. This Agreement, the Shareholders Agreement and the other agreements referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof, and supersede any prior agreement or understanding among them relating to such matter, whether oral or written, including without limitation the Registration Rights Agreement, dated December 9, 2010, by and among Americold Realty Trust, YF ART Holdings, L.P. as assignee of each of Yucaipa Corporate Initiatives Fund I, LP, Yucaipa American Alliance Fund I, LP, Yucaipa American Alliance (Parallel) Fund I, LP, Yucaipa American Fund II, L.P., and Yucaipa American Alliance (Parallel) Fund II, L.P., GS Capital Partners VI Fund, L.P., GS Capital Partners VI Parallel, L.P., GSCP VI Offshore IceCap Investment, L.P., GSCP VI GmbH IceCap Investment, L.P., and IceCap2 Holdings, L.P., as it may have been amended, which the parties hereto agree is terminated as of the Effective Time.

5.9    Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws (excluding conflict of laws rules and principles) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

5.10    Jurisdiction; Court Proceedings; Waiver of Jury Trial. Any Litigation against any party to this Agreement arising out of or in any way relating to this Agreement shall be brought in any federal or state court located in the State of New York in New York County and each of the parties hereby submits to the exclusive jurisdiction of such courts for the purpose of any such

Litigation; provided, that a final judgment in any such Litigation shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party irrevocably and unconditionally agrees not to assert (a) any objection which it may ever have to the laying of venue of any such Litigation in any federal or state court located in the State of New York in New York County, (b) any claim that any such Litigation brought in any such court has been brought in an inconvenient forum and (c) any claim that such court does not have jurisdiction with respect to such Litigation. To the extent that service of process by mail is permitted by applicable law, each party irrevocably consents to the service of process in any such Litigation in such courts by the delivery of such process in the manner contemplated by Section 5.4. Each party irrevocably and unconditionally waives any right to a trial by jury and agrees that any of them may file a copy of this paragraph with any court as written evidence of the knowing, voluntary and bargained-for agreement among the parties irrevocably to waive its right to trial by jury in any Litigation.

5.11    Interpretation; Construction. The Article and Section headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement. References to Articles, Sections of Schedules in this Agreement, unless otherwise indicated, are references to Articles, Sections and Schedules of or to this Agreement. The parties to this Agreement have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises with respect to any term or provision of this Agreement, this Agreement shall be construed as if drafted jointly by the parties to this Agreement, and no presumption or burden of proof shall arise favoring or disfavoring any party to this Agreement by virtue of the authorship of any of the terms or provisions of this Agreement. Any reference to any federal, state, county, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. For all purposes of and under this Agreement, (i) the word “including” shall be deemed to be immediately followed by the words “without limitation;” (ii) words (including defined terms) in the singular shall be deemed to include the plural and vice versa; (iii) words of one gender shall be deemed to include the other gender as the context requires; (iv) the terms “hereof,” “herein,” “hereto,” “herewith” and any other words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules to this Agreement) and not to any particular term or provision of this Agreement, unless otherwise specified; (v) the use of the word “or” shall not be exclusive; (vi) all monetary figures shall be in United States dollars unless otherwise specified; (vii) the word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other theory extends and such phrase shall not mean “if” and (viii) any action required by this Agreement to be taken on a day that is not a Business Day, shall be deemed to be required to be taken on the first Business Day thereafter.

5.12    Counterparts. This Agreement may be executed by facsimile or .pdf signatures and in any number of counterparts with the same effect as if all signatory parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

5.13    Severability. Should any provision of this Agreement or the application thereof to any Person or circumstance be held invalid or unenforceable to any extent: (a) such provision shall be ineffective to the extent, and only to the extent, of such unenforceability or prohibition and shall be enforced to the greatest extent permitted by law, (b) such unenforceability or prohibition in any jurisdiction shall not invalidate or render unenforceable such provision as applied (i) to other Persons or circumstances or (ii) in any other jurisdiction, and (c) such unenforceability or prohibition shall not affect or invalidate any other provision of this Agreement.

5.14    Remedies; Specific Performance. All remedies, either under this Agreement or by law or otherwise afforded to the parties hereunder, shall be cumulative and not alternative. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, the parties agree that, in addition to any other remedies, each party shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages as a remedy. Each party hereby waives any requirement for the securing or posting of any bond in connection with such remedy. Each party further agrees that the only permitted objection that it may raise in response to any action for equitable relief is that it contests the existence of a breach or threatened breach of this Agreement.

5.15    Further Assurances. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

5.16    Independent Nature of the Rights and Obligations of Holders. The rights and obligations of each Holder hereunder are several and not joint with the obligations of any Holder, and no Holder shall be responsible in any way for the performance of the obligations of any other Holder hereunder. The decision of each Holder to enter into this Agreement has been made by such Holder independently of any Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated hereby and the Company acknowledges that the Holders are not acting in concert or as a group, and the Company will not assert any such claim, with respect to such obligations or the transactions contemplated hereby.

5.17    Termination as to a Holder. Any Person who ceases to hold any Registrable Securities shall cease to be a Holder and shall have no further rights or obligations under this Agreement (except with respect to any indemnification or contribution rights or obligations under Section 2.9, which shall survive).

5.18    Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case, and notwithstanding anything to the contrary in this Agreement, the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect such notice or information would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided, that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered in its name and on its behalf, all as of the day and year above first written.

AMERICOLD REALTY TRUST

By:
Name:
Title:

[Signatures continue on following page]

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YUCAIPA:

YF ART HOLDINGS, L.P.

By: YF ART Holdings GP, LLC, its general partner

By:
Name:
Title:

YUCAIPA INVESTOR:

YF ART HOLDINGS AGGREGATOR, LLC

By:
Name:
Title:

[Signatures continue on following page]

[Signature Page to Registration Rights Agreement]

GSCP SHAREHOLDERS:

GS CAPITAL PARTNERS VI FUND, L.P.
By: GSCP VI Advisors, L.L.C., its general partner

By:
Name:
Title:

GS CAPITAL PARTNERS VI PARALLEL, L.P.
By: GS Advisors VI, L.L.C., its general partner

By:
Name:
Title:

GSCP VI OFFSHORE ICECAP INVESTMENT, L.P.
By: GSCP VI Offshore IceCap Holdings Entity GP, Ltd. its general partner

By:
Name:
Title:

GSCP VI GMBH ICECAP INVESTMENT, L.P.
By: GSCP VI GmbH IceCap Holdings Entity GP, Ltd. its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

ICECAP2 HOLDINGS, L.P.
By: IceCap2 Holdings Entity GP, Ltd., its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

FORTRESS INVESTOR:

CF COLD, LP

By: CF Cold GP LLC, its general partner

By:
Name:
Title:

[Signature Page to Registration Rights Agreement]

Schedule A

GSCP SHAREHOLDERS

GS Capital Partners VI Fund, L.P. GS Capital Partners VI Parallel, L.P. GSCP VI Offshore IceCap Investment, L.P. GSCP VI GmbH IceCap Investment, L.P. IceCap2 Holdings, L.P.

c/o GS Capital Partners VI Fund, L.P.

200 West Street

New York, NY 10282-2198

Attention: Bradley Gross

Facsimile: (212) 357-5505

Email: bradley.gross@gs.com

with copies to (which shall not constitute notice):

Fried, Frank, Harris, Shriver & Jacobson LLP

One New York Plaza

New York, NY 10004

Attention: Robert Schwenkel, Esq. and

Randi Lally, Esq.

Facsimile: (212) 859-4000

Email: robert.schwenkel@friedfrank.com and

randi.lally@friedfrank.com

YUCAIPA

YUCAIPA INVESTOR

YF ART Holdings, L.P. YF ART Holdings Aggregator LLC

c/o The Yucaipa Companies LLC

9130 W. Sunset Blvd.

Los Angeles, CA 90069

Attention: Robert P. Bermingham

Facsimile: (310) 789-1791

Email: legal@yucaipaco.com

with copies (which shall not constitute notice):

Munger, Tolles & Olson LLP

350 S. Grand Ave., 50th Floor

Los Angeles, CA 90071

Attn: Judith T. Kitano

Facsimile: (213) 683-4052

Email: judith.kitano@mto.com

FORTRESS INVESTOR

CF Cold LP

c/o Fortress Investment Group

1345 Avenue of the Americas

46th Floor

New York, NY 10105

United States of America

Attention: Constantine Dakolias

Telephone: (212) 798 6050

Facsimile: (404) 264-4775

Email: ddakolias@fortress.com

and

c/o Fortress Investment Group

3290 Northside Parkway NW

Suite 350

Atlanta, GA 30327

Attention: Joel Holsinger

Telephone: (404) 264-4775

Facsimile: (678) 550-9105

Email: jholsinger@fortress.com

with copies (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue, Suite 3400

Los Angeles, CA 90071

Attention: Jonathan L. Friedman

Facsimile: (213) 621-5396

Email: jonathan.friedman@skadden.com